UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2019

Item 1. Report to Stockholders.

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2019

Table of Contents

Message from the Advisor	1
Boston Common ESG Impact International Fund
Investment Outlook	5
Management’s Discussion of Fund Performance	7
Country Allocation	9
Schedule of Investments	10
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	12
Management’s Discussion of Fund Performance	15
Sector Allocation	17
Schedule of Investments	18
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Expense Examples	36
Additional Information	38

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Boston Common Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (bostoncommonfunds.com). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1.877.777.6944.

BOSTON COMMON ESG IMPACT FUNDS

Message from the Advisor

Dear Fellow Investors,

Thank you for your interest and investment in the Boston Common ESG Impact Funds.

The economic landscape remains relatively encouraging as we see tangible signs of firming global growth, helped by China’s shift to an expansionary policy stance and the slow-but-steady growth trajectory in the U.S. The ongoing risk appetite of investors remains relatively high although interspersed with brief moments, like the fourth quarter of 2018, when wholesale selling resulted in sharp market declines.

We remain long-term oriented investors, seeking to add value through varied market environments, through our portfolio choices and our active shareowner engagement.  Our integrated Environmental, Social and Governance (“ESG”) and Financial approach helps us remain cognizant of risks, as we work to create diversified portfolios of high-quality companies operating sustainably in growing end markets. By urging companies to improve their products, policies, and practices, we create ESG momentum that we believe will improve company fundamentals, thus making them better investments.

The world faces many daunting environmental and social challenges today, making it more important than ever that companies rise to these challenges.  As an active shareowner, we use our voice to engage portfolio companies in dialogue, asking for transparency, accountability and a focus on building long-term sustainable profitability.  We identify areas of material risk and opportunity in our engagements and underline the importance of Board level responsibility on issues like climate change, diversity, and human rights.  While climate related concerns remain in the forefront, we are also engaging companies to promote diversity, and work on their products, services, practices and policies, to achieve the United Nations’ Sustainable Development Goals. Please see the next section for further information.

We released our second Impact report last Fall and 2018’s results should be published by early this summer. These reports help document and explain the impact we seek in the public equity markets as we use shareowner leverage to influence corporate and industry practices globally. We have ambitious plans for engaging companies around the world this year, and we are committed to reporting on our continued impact.

Thank you for your continued support as we work for sustainability in both profits and social change.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Flagship Initiatives
Over the last six months we presented progress on our Eco-Efficiency work, advanced our Banking on a Low Carbon Future initiative and made a new commitment to address plastic waste.

NEW REPORT: Improving Efficiency, Unlocking Returns: Transforming Corporate Resource Management.  We are excited to share our first progress report on our ambitious initiative to engage companies on Eco-Efficiency, our call to action to corporations to increase their resource productivity and cut resource use - namely energy, emissions, water, and waste. We wanted to challenge and inspire companies to re-imagine products, re-conceptualize strategy, and redesign processes. We began this multi-year initiative with companies in 2015, supported by an investor coalition of $1 trillion in assets under management. Our aim: to create a narrative around Eco-Efficiency within companies that helps embed the concept of Eco-Efficiency at a management and corporate governance level. The goal: doing more with less is a consideration for every business decision.

In total twenty-five companies were benchmarked against this framework which will inform our engagement focus in 2019.  This included many companies in the Boston Common ESG Impact Funds including: 3M, Air Liquide, Apache, BMW, Covestro, Cummins, Ecolab, EOG Resources, Equinor, Johnson & Johnson, Kansas City Southern, Origin Energy, Panasonic, PPG Industries, Repsol, Schneider Electric and Taiwan Semiconductor.  A few examples of portfolio companies with best practices include: Air Liquide (committing to new energy efficiency goals and global water risk assessment) and Schneider Electric and 3M (both companies doubled their rate of energy productivity improvements in U.S. facilities that used 50001 energy management framework).

ONGOING WORK: Under our Banking on a Low Carbon Future initiative we provided feedback to Citigroup and Standard Chartered on their Taskforce for Climate-related Financial Disclosures (“TCFD”) reports. Both companies put Governance structures in place in 2018 to address TCFD and climate risk. Standard Chartered created a group level Climate Change Working Group chaired by the Global Head of Enterprise Risk Management and a Sustainable Finance team focused on creating a Bank-wide strategy. Citigroup established an Environmental and Social Advisory Council that has senior level oversight for Citi’s Sustainable Progress Strategy. Both banks also implemented new coal financing restrictions with Standard Chartered ending direct financing of new coal-fired power plants while Citigroup has established a new sector

BOSTON COMMON ESG IMPACT FUNDS

restriction on coal and coal-fired power plant financing. We will ask both banks to consider signing the Principles for Responsible Banking following the leadership of twenty-eight other banks including ING GROEP.

NEW INITIATIVE: Boston Common Asset Management (“Boston Common”) became a signatory of the New Plastics Economy Global Commitment – which envisions a circular economy for plastic, where plastics never become waste. The commitment aims “to create ’a new normal’ for plastic packaging. They will review targets every 18 months and become increasingly ambitious over the coming years. Businesses that sign the commitment will publish annual data on their progress to help drive momentum and ensure transparency.”

2019 U.S. Proxy Season Preview
Shareholder resolutions are one of the key tools we use in the U.S. to achieve impact in public equities. These engagements may be shorter-term in nature and tend to focus on a specific “ask” of companies.  Boston Common filed a diverse number of shareholder resolutions as laid out in the table below for the 2019 season:

Boston Common 2019 Shareholder Resolutions

Issue	Company
Board Diversity	Mohawk Industries*(1.0%)
Lobbying Disclosure	American Water Works*(1.1%), Oracle*(1.1%),
Morgan Stanley*(1.6%), JP Morgan Chase*(2.8%),
Verizon Communications*(2.8%), Ford (<0.1%)
Racial Board Diversity	Alphabet Inc. (Google)(4.8%)
Climate Change: Setting GHG	Home Depot*(2.0%)
Emission Reduction Targets
U.S. Drug Pricing Transparency	Biogen (1.4%), Merck (2.5%),
Johnson & Johnson (2.2%),

*Indicates Boston Common is the “Lead Filer”

Note: (%) represents weight in the Boston Common ESG Impact U.S. Equity Fund.

During the first quarter of 2019, we withdrew three shareholder resolution proposals after successful negotiations with each of the companies below:

•
Verizon (Lobbying Disclosure) We withdrew our proposal on Lobbying Disclosure after the company increased its disclosure in its recent Political Engagement Report January-December 2018, including: management decision-making and board level oversight (annual review), and disclosure of significant trade association memberships.  Verizon has also agreed to continue the dialogue and discuss potential next steps in 2019.

•
The Home Depot (Carbon Emissions) We withdrew our resolution on greenhouse gas (“GHG”) emission reductions after the company committed to a Science Based Target for Scope 1 and Scope 2 GHG emissions with

BOSTON COMMON ESG IMPACT FUNDS

reduction goals for its own operations. Home Depot is aiming for a 40% reduction in carbon emissions by 2030 and a 50% reduction by 2035. It has made significant investments in wind and solar for 2019 to source 135 megawatts of energy from alternative sources by the end of 2020.

•
Mohawk Industries (Board Diversity) Mohawk Industries publicly augmented its Board Diversity search criteria, and as a result Boston Common also withdrew our board diversity resolution with Mohawk.  The company agreed to include additional language in its board diversity search criteria and share it publicly on its website.

Advancing Engagement on Social Issues
Forced labor in manufacturing is a material risk for the Information and Communications Technology (“ICT”) sector. Risks include: the potential use of migrant workers paying high recruitment fees, the retention of identification documents, and the use of forced or child labor. We joined Interfaith Center on Corporate Responsibility in backing the findings of the KnowTheChain’s 2018 Benchmarking Report on Forced Labor in the ICT sector, which rated 40 companies on their approach to reducing exploitation and protecting the rights of workers in its supply chain. Boston Common led inquiries with Analog Devices, Hoya, Infineon, Keyence, & Nintendo.

We engaged CME under our Women Empowerment Principles Initiative. The company expanded its board, added one woman in 2017, and has adopted a ’Rooney Rule’ regarding including women and diverse candidates in every board director search. CME is in the process of creating a Diversity and Inclusion Council and senior leadership aims to align all activities across the organization and identify gaps.

After a year-long collaborative engagement with management, JPMorgan Chase has discontinued its relationship with the private-prison industry given the business risks and the need for enhanced human rights due diligence. Our joint investor group withdrew the lobbying disclosure shareholder resolution after JPMorgan agreed to improve its disclosure.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

Despite falling economic growth forecasts for Europe and Japan, tangible signs of improving prospects for overall global growth remain encouraging. China’s shift towards an expansionary policy stance has precipitated a pick-up in manufacturing and investment activity. Geopolitical instability remains a key risk, but the Sino-U.S. trade war and Brexit uncertainty are likely to have reasonable resolutions in the intermediate term.

In Europe, populists have disrupted the nascent economic recovery, but improving Chinese demand should benefit trade-oriented economies like Germany. The European Central Bank (“ECB”) is likely to keep interest rates near zero, and after seven straight years of tighter government budgets, the Eurozone is expected to see incremental fiscal stimulus. Although politics remains a key risk factor, the probability of the most pessimistic scenarios seems to be receding. At the same time, European stock valuations appear historically attractive. With the average dividend yield at 3.7%, European equities are trading at the widest income spread over government bond yields in 100 years!

The Boston Common ESG Impact International Fund (the “International Fund”) is overweight Europe ex U.K. and expanded its exposure to economically sensitive sectors. The International Fund purchased Kion Group, a German manufacturer of forklifts and warehouse equipment. The company has invested heavily in clean technology products, and over 80% of the company’s forklifts and trucks are powered by electric motors. Demand for its equipment and automation solutions should expand alongside structural increases in e-commerce penetration. In the U.K., the ongoing uncertainty surrounding Brexit will likely cause real economic damage and the International Fund remains underweight. Despite this, there remain opportunities. The Fund purchased U.K.-based Dechra Pharmaceuticals, the largest company focused on the companion animal medicine industry. The company’s product portfolio promotes animal nutrition and well-being, benefitting from increased pet owner compassion.

JAPAN’S engineering prowess and its efficient manufacturing processes, known as kaizen, historically helped many of its corporations compete effectively in global markets. These large multinational companies are more exposed to the slowing Chinese and U.S. economies, which mostly explain the Japanese equity market’s relatively weak performance over the past year. Many Japanese companies are leaders in eco-efficiency, as minimizing wasted resources is a key aspect of kaizen. Additionally, the country has shown important progress in improving its corporate governance. The percentage of companies with more than one-third independent board directorship rose from 5% in 2014 to 27% in 2017.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

While conditions are expected to improve for the country’s cross-border exposure, Japan’s domestic markets face challenges from an aging population and excess capacity, structural factors that hold down inflation and wage growth. As such, the International Fund remains underweight Japan but has substantial exposure to the country’s global companies with sustainable business advantages. In the last six months, we reduced several cyclical holdings that had performed relatively well; such as Hoya, Daikin, Kubota, and Keyence. We added Japanese holdings, Shiseido and Nintendo, that have independent fundamental drivers and attractive relative valuations.

Within the ASIA PACIFIC and EMERGING MARKETS region, China is a key bellwether for the global industrial business cycle. China’s economic policy initiatives have led international markets on a roller coaster over the past four years. The country’s deleveraging campaign led to a sharp slowdown in late 2018 that spread around the world. This year, China has eased bank reserve requirements, directed lending to private enterprises, lowered tax rates, and reduced business fees. While these measures are expected to successfully foster industrial momentum, China’s most important challenge remains in balancing growth with its long-term transition to a service economy. Several other Emerging Market countries are facing similar challenges in managing cyclical and structural trade-offs. The International Fund is modestly overweight the combined Asia Pacific and Emerging Markets region, with an emphasis on emerging Asian consumer and financial stocks that offer attractive long-term growth opportunities.

In the last six months, the International Fund purchased other high-quality companies that are leaders in their respective industries including Spanish utility Red Electrica. As an ESG leader, the company should produce attractive returns on investment as the transportation sectors shift from oil to electricity and Spain works towards its target of 100% renewable electricity by 2050. The International Fund purchased Wessanen, a Dutch food producer with an exceptionally strong ESG profile. The company is a leader in Europe’s attractive organic food market with strong brands, innovative product development, and an established platform. Organic food accounts for over 76% of Wessanen’s revenues and 96% of its products are vegetarian.

The International Fund sold energy company Origin Energy, as the outlook for the Australian company deteriorated due to market risks for its liquefied natural gas sales as well as competitive pressures for its utility business. The International Fund also sold British medical equipment manufacturer Smith & Nephew, as its expanding valuation metrics appear to overstate the company’s underlying fundamentals.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the six months ended March 31, 2019, the Boston Common International Fund (the “International Fund”) returned -4.7%, while the MSCI EAFE Index returned -3.8% over the same time frame.

Stock selection focused mainly in the Consumer Staples, Materials, and Information Technology sectors was the primary detractor from relative returns over the past six months. In Consumer Staples, German household care producer Henkel and Japanese convenience store operator Sundrug were hampered by higher prospective marketing costs and weaker sales growth, respectively. In Materials, the Fund’s Specialty Chemicals holdings underperformed the Metals & Mining industry in the Index. In Information Technology, Austrian sensor manufacturer ams AG and Japanese electronic component producer TDK lagged. From a regional perspective, European holdings weighed on relative returns. Specialty chemical companies Umicore and Covestro underperformed, as did British plumbing distributor Ferguson and Norwegian energy company Equinor.

The Health Care sector was the primary contributor to relative performance, with strong absolute returns from European pharmaceutical holdings Roche, Novartis, and Novo-Nordisk along with Japanese lens manufacturer Hoya. Stock selection in the Financial sector also contributed positively. Indonesian lender Bank Rakyat rebounded from macro pressures earlier in the year, and Hong Kong-based life insurer AIA Group delivered strong results. Regionally, Emerging Markets was the largest contributor to relative returns, as an improving outlook for China boosted e-commerce provider Alibaba Group Holding. The International Fund’s underweight to Japan was also a positive. Additional key contributors included Hong Kong-based real estate developer Hang Lung Properties, Danish wind developer Orsted, and consumer products giant Unilever.

Given expectations of firming global growth, the International Fund is overweight technology, energy-efficient industrial equipment, and green materials. Mindful of secular disruption in the auto and media industries, the International Fund has relatively little exposure to consumer cyclicals. An overweight of Health Care and an emphasis on financial and ESG quality across all sectors should provide ballast in case the macroeconomic backdrop deteriorates.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact International Fund.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

Scope 1 emissions are direct emissions from owned or controlled sources.

Scope 2 emissions are indirect emissions from the generation of purchased energy.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2019 (Unaudited)

Country	% of Net Assets[1]
Japan	21.2%
United Kingdom	11.0%
Germany	10.0%
Netherlands	9.3%
Switzerland	8.4%
Denmark	5.9%
Sweden	4.8%
France	4.7%
Spain	3.6%
Hong Kong	3.3%
Finland	2.8%
Belgium	1.8%
Australia	1.7%
Indonesia	1.7%
China	1.7%
Norway	1.5%
South Africa	1.4%
Singapore	1.2%
Taiwan	1.1%
Chile	1.0%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited)

Shares		Value

COMMON STOCKS – 98.1%

Communication Services – 5.3%
254,960	Deutsche
	Telekom AG	$4,235,718
10,100	Nintendo Co Ltd.	2,895,579
57,000	Nippon Telegraph &
	Telephone Corp.	2,429,972
1,289,500	Singapore
	Telecommunications
	Ltd.	2,879,086
		12,440,355
Consumer Discretionary – 8.5%
21,660	Alibaba Group
	Holding
	Ltd. – ADR[1]	3,951,867
37,990	Bayerische Motoren
	Werke AG	2,933,375
312,843	Melia Hotels
	International SA	2,905,592
14,030	Naspers Ltd. –
	Class N	3,269,574
272,100	Panasonic Corp.	2,346,073
27,800	Shimano, Inc.	4,526,312
		19,932,793

Consumer Staples – 10.4%
48,500	Kao Corp.	3,827,943
57,560	Reckitt Benckiser
	Group PLC	4,790,319
64,500	Shiseido
	Company Ltd.	4,670,112
90,300	Sundrug
	Company Ltd.	2,492,136
113,200	Unilever NV –
	NYRS	6,598,428
155,740	Wessanen	1,897,266
		24,276,204

Energy – 2.6%
153,525	Equinor ASA – ADR	3,372,944
159,114	Repsol SA	2,722,187
		6,095,131

Financials – 19.3%
438,650	AIA Group Ltd.	4,386,399
131,165	AXA SA	3,298,933
596,540	ING Groep NV	7,228,487
93,275	Julius Baer
	Gruppe AG	3,773,178
44,055	Macquarie
	Group Ltd.	4,057,295
425,300	ORIX Corp.	6,110,544
13,667,900	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	3,968,617
97,760	Sampo Oyj – Class A	4,430,781
547,110	Standard
	Chartered PLC	4,217,334
337,330	Svenska
	Handelsbanken
	AB – Class A	3,561,530
		45,033,098

Health Care – 14.4%
84,655	Dechra
	Pharmaceuticals
	PLC	2,978,683
78,800	Hoya Corp.	5,219,497
83,005	Koninklijke
	Philips NV	3,391,399
82,961	Novartis AG – ADR	7,975,870
114,325	Novo Nordisk A/S –
	Class B	5,975,239
230,410	Roche Holding
	Ltd. – ADR	7,923,800
		33,464,488

Industrials – 13.8%
221,450	Assa Abloy AB	4,779,407
111,576	Atlas Copco AB –
	Class B	2,767,355
46,700	Daikin Industries	5,489,338
98,389	Ferguson PLC	6,266,530
49,675	KION Group AG	2,599,414
154,500	Kubota Corp.	2,245,699
55,125	Schneider Electric SE	4,326,704
39,600	Spirax-Sarco
	Engineering PLC	3,711,263
		32,185,710

Information Technology – 9.2%
13,628	ASML Holding
	NV – NYRS	2,562,745
144,200	Infineon
	Technologies AG	2,862,732

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 98.1% (Continued)

Information Technology – 9.2% (Continued)
4,900	Keyence Corp.	$3,063,456
378,100	Nokia OYJ	2,153,903
37,100	SAP SE – ADR	4,283,566
60,995	Taiwan
	Semiconductor
	Manufacturing
	Company
	Ltd. – ADR	2,498,355
51,800	TDK Corp.	4,076,878
		21,501,635

Materials – 8.3%
26,420	Air Liquide SA	3,362,263
37,845	Covestro AG	2,087,966
57,291	Croda International
	PLC	3,763,911
80,585	Novozymes A/S –
	Class B	3,706,168
57,920	Sociedad Quimica y
	Minera de Chile
	SA – ADR	2,226,445
93,615	Umicore SA	4,166,588
		19,313,341

Real Estate – 3.3%
1,386,000	Hang Lung
	Properties Ltd.	3,385,219
82,890	Vonovia SE	4,301,644
		7,686,863

Utilities – 3.0%
54,875	Orsted A/S	4,162,284
128,910	Red Electrica
	Corp SA	2,747,946
		6,910,230

TOTAL COMMON STOCKS
(Cost $194,251,275)		228,839,848

SHORT-TERM INVESTMENTS – 1.8%

Money Market Funds – 1.8%
4,088,983	First American
	Treasury
	Obligations Fund –
	Class X, 2.370%[2]	4,088,983

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,088,983)		4,088,983
TOTAL INVESTMENTS – 99.9%
(Cost $198,340,258)		232,928,831
Other Assets in
Excess of Liabilities – 0.1%		132,367
NET ASSETS – 100.0%		$233,061,198

ADR  American Depositary Receipt
NYRS  New York Registry Shares
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2019.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

The U.S. economy has many sources of support: strong employment and modest wage growth, expanding corporate profits, and restrained inflationary pressures, to name a few. In addition, a significant amount of fiscal stimulus is in place, with the U.S. running a budget deficit of approximately 5% of GDP. This underpins our belief that the U.S. economy is poised to continue along a moderate growth trajectory over the medium term.

In the latter part of 2018, concerns about global growth, especially in the E.U. and China, have been rising. These concerns should be tempered as China’s recent shift towards an expansionary policy stance is precipitating a pick-up in manufacturing and investment activity. In turn, this will benefit a trade-oriented Europe even as the ECB continues to seek new methods of boosting growth. While the U.S. economy is not as tied to trade as some other regions of the world, the health and interdependency of global economies remain fundamental to investor confidence.

Having raised rates in December, the Federal Reserve reversed course in March by lowering expectations for future interest rate hikes and its policy towards quantitative easing restrictions. Domestic inflationary pressures remain tame, and with depressed levels of interest rates in other OECD (Organization for Economic Cooperation and Development) countries, fears of global inflation appear improbable. Interest rates, which a year ago were expected to move significantly higher, may continue to be capped at levels below what was originally anticipated.

As the stimulative effect of last year’s corporate tax cut wears off, we still expect to see corporate earnings grow and strong cash flow deployed towards share repurchase. With the market rebounding back towards the highs seen last fall, valuations have also recovered, with the forward price-to-earnings ratio once again approaching 17x. Subdued interest rates and moderate U.S. economic growth could support further modest multiple expansion alongside mid- to high-single digit earnings growth.

The rapid switch in investor psychology within very short periods, as experienced over the last 6 months, speaks to the importance of diversification and a disciplined approach towards valuation. We continue to fine tune our diversified, high-quality portfolio, seeking companies that combine financial opportunity, solutions innovation, and ESG strength as well as attractive valuation.

We added several new holdings to the Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund”). For Citigroup, Inc., our ESG research indicates ESG momentum is on an upswing. Management has improved on

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

many issues like access to financial services and climate risk assessment, while the bank is a leader amongst peers in corporate governance. With strong financials, Citigroup is expected to buy back more than ten percent of its outstanding stock annually over the next two years. Boston Common has engaged Citigroup since 2016 and found the company responsive. Given our insight and the recent decline in valuation, we now view Citigroup as attractive. We trimmed long-term holding JPMorgan Chase. to reduce the large overweight the U.S. Fund has held in this name.

As we have observed, volatility can provide opportunity. While the fundamentals for many technology companies remain strong with exciting market opportunities and a long growth runway, valuations for many of the premier players discount very favorable future developments. With the market sell-off in the fourth quarter of 2018 creating more appealing valuation levels, we took advantage of this opportunity and increased the U.S. Fund’s exposure to the Information Technology sector and the higher-growth software industry with the purchase of Intuit and Adobe.

Intuit, the tax and accounting software company, has a strong brand and dominant installed base that reduces long-term competitive threats. Relative to peers, the company performs well on key ESG issues including management of its environmental footprint, labor relations, corporate governance, privacy, and data security. We also applaud how the company’s products facilitate personal financial management. The U.S. Equity Fund also initiated a position in Adobe, Inc., a leading software company with a dominant position in digital content creation. As all things move digital, Adobe is a primary beneficiary. Its subscription model allows for increased visibility into future earnings but also less volatility, as the company’s ever-expanding client base renews and opts for additional services.

Other holdings new to the U.S. Equity Fund in the last six months include Nokia, a company positioning itself for the coming 5G revolution, and TJX Companies, a bricks and mortar retailer offering an appealing shopping experience for the bargain hunter with a proven ability to operate in a difficult marketplace.

With a nod toward the longevity of the current business cycle, and the economically sensitive auto cycle in particular, the U.S. Equity Fund sold long-term holding, auto & industrial tool manufacturer Snap-on and coatings & paint specialty company PPG Industries. With the change in outlook for the federal funds rate, the U.S. Equity Fund sold Citizens Financial Group, one of the most interest-rate sensitive regional banks. The U.S. Equity Fund also eliminated its holding in Bristol-Myers Squibb, as the company continues to face increased competition in its main immuno-oncology offering. Finally, with

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

growing evidence that engagement was unlikely to improve Facebook’s governance and corporate culture in any sort of timely fashion, we opted to eliminate this holding from the U.S. Equity Fund.

To date, investors appear to be rather indifferent to political turmoil, looking through a partial government shutdown, an aborted American-North Korean Summit, and overseas, and the turmoil of Brexit. Thus, we believe the greatest risk continues to be geopolitical uncertainty.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2019, the U.S. Equity Fund  declined 2.5%, underperforming the S&P 500® Index (the “Index”) which declined 1.7%.

The Energy and Consumer Discretionary sectors weighed on the U.S. Equity Fund’s relative performance with stock selection the major detractor.  All three of our energy holdings, exploration & production companies Cimarex and EOG Resources and integrated North Sea producer Equinor, were among the U.S. Equity Fund’s worst performers. The price of crude oil experienced a dramatic sell off in late 2018 and, even with a partial rebound in early 2019, it was still down almost 20% from last summer’s highs.  In Consumer Discretionary, flooring manufacturing company Mohawk Industries continues to struggle with rising costs, but lower interest rates should enable the housing market to rebound, allowing for price increases.

Several of the U.S. Equity Fund’s poorly performing holdings were impacted by company specific issues. Neuroscience specialist Biogen discontinued a Phase 3 trial for what had been thought to be a promising Alzheimer’s drug. Lithium producer Albemarle suffered from worries over supply issues while Apple, Inc., the U.S. Equity Fund’s worst performing holding on a relative basis, declined from recent all-time highs as concern mounted about future iPhone demand.

On a sector basis, relative performance was strongest in the more defensive sectors of Health Care and Consumer Staples, with stock selection being the major contributor. In the former, pharmaceutical giant Merck & Company continues to benefit from its key immuno-oncology franchise, health care conglomerate Danaher rose on enthusiasm for its life sciences business, and analytical instrument-maker Waters responded to better than expected earnings results. In the latter, global chocolate maker Mondelez International continued to produce solid top-line growth.  Many of the U.S. Equity Fund’s individual contributors were found in the Information Technology sector, where software power house Microsoft Corp., chip maker Analog Devices, and branded credit card company Visa supported strong relative returns. All these holdings experienced price appreciation during this period.

There are reasons to be cautiously optimistic on the outlook for the U.S. economy, but given the length of the economic expansion and concerns around geopolitical uncertainties, there is less room for maneuvering. Over the past six months, we had been expecting market volatility to increase. To address this, the U.S. Fund was positioned for balance in order to participate in any upside but also weather any market tumult. Cognizant of valuations as we exited the strong markets of September 2018, the U.S. Equity Fund’s portfolio activity primarily focused on intra-sector repositioning. Then again, as the market sell-off

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

accelerated into December, valuation once again drove additional repositioning, reflecting additions to high conviction holdings as well as several new purchases, while reducing positions in companies whose valuations appeared stretched.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact U.S. Equity Fund.

The S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Earnings growth is the annual rate of growth of earnings from investments.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2019 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	22.3%
Health Care	14.3%
Financials	11.9%
Communication Services	9.4%
Consumer Discretionary	9.3%
Industrials	8.6%
Consumer Staples	6.4%
Real Estate	4.0%
Energy	3.8%
Materials	3.2%
Utilities	2.3%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited)

Shares		Value

COMMON STOCKS – 95.5%

Communication Services – 9.4%
9	Alphabet, Inc. –
	Class A1	$10,592
1,499	Alphabet, Inc. –
	Class C1	1,758,791
17,545	Verizon
	Communications, Inc.	1,037,436
5,590	Walt Disney Company	620,658
		3,427,477

Consumer Discretionary – 9.3%
2,590	Advance Auto
	Parts, Inc.	441,673
315	Booking
	Holdings, Inc.[1]	549,647
1,820	Ford Motor Company	15,979
3,880	Home Depot, Inc.	744,533
80	Lowe’s Companies, Inc.	8,758
2,865	Mohawk
	Industries, Inc.[1]	361,420
4,865	PVH Corp.	593,287
4,155	Royal Caribbean
	Cruises Ltd.	476,246
4,100	TJX Companies, Inc.	218,161
110	VF Corp.	9,560
		3,419,264

Consumer Staples – 6.4%
4,995	Colgate-Palmolive
	Company	342,357
2,600	Costco Wholesale Corp.	629,564
2,780	The Estee Lauder
	Companies, Inc. –
	Class A	460,229
11,625	Mondelez
	International, Inc. –
	Class A	580,320
2,850	PepsiCo, Inc.	349,268
		2,361,738

Energy – 3.8%
130	Apache Corp.	4,506
6,470	Cimarex Energy
	Company	452,253
5,270	EOG Resources, Inc.	501,599
19,355	Equinor ASA – ADR	425,229
		1,383,587

Financials – 11.9%
2,460	Aon PLC	419,922
7,195	Citigroup, Inc.	447,673
2,750	CME Group, Inc. –
	Class A	452,595
14,405	Fifth Third Bancorp	363,294
10,190	JP Morgan Chase
	& Company	1,031,534
13,925	Morgan Stanley	587,635
6,545	Northern Trust Corp.	591,733
3,750	PNC Financial Services
	Group, Inc.	459,975
		4,354,361

Health Care – 14.3%
4,675	Baxter
	International, Inc.	380,124
2,189	Biogen, Inc.[1]	517,436
4,805	Danaher Corp.	634,356
155	Gilead Sciences, Inc.	10,077
5,705	Johnson & Johnson	797,502
11,030	Merck & Company, Inc.	917,365
9,975	Novo Nordisk
	A/S – ADR	521,792
1,215	Regeneron
	Pharmaceuticals, Inc.[1]	498,903
2,565	UnitedHealth
	Group, Inc.	634,222
1,345	Waters Corp.[1]	338,550
		5,250,327

Industrials – 8.6%
3,445	3M Company	715,802
3,460	Carlisle
	Companies, Inc.	424,265
2,880	Cummins, Inc.	454,666
4,895	Emerson Electric
	Company	335,161
8,150	HD Supply
	Holdings, Inc.[1]	353,302
3,575	Kansas City Southern	414,628
9,005	Southwest Airlines
	Company	467,450
		3,165,274

Information Technology – 22.3%
2,255	Adobe, Inc.[1]	600,935
4,850	Analog Devices, Inc.	510,560
9,290	Apple, Inc.	1,764,636

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 95.5% (Continued)

Information Technology – 22.3% (Continued)
13,015	Applied
	Materials, Inc.	$516,175
3,605	Cognizant Technology
	Solutions – Class A	261,182
1,867	Intuit, Inc.	488,052
17,255	Microsoft Corp.	2,035,055
58,005	Nokia OYJ – ADR	331,789
7,485	Oracle Corp.	402,019
8,065	Visa, Inc. – Class A	1,259,672
		8,170,075

Materials – 3.2%
4,445	Albemarle Corp.	364,401
3,890	AptarGroup, Inc.	413,857
2,215	Ecolab, Inc.	391,036
85	International Flavors
	& Fragrances, Inc.	10,947
		1,180,241

Real Estate – 4.0%
3,795	Crown Castle
	International
	Corp. – REIT	485,760
19,850	Hannon Armstrong
	Sustainable
	Infrastructure Capital,
	Inc. – REIT	508,954
35	Simon Property
	Group, Inc. – REIT	6,377
18,735	Weyerhaeuser
	Co. – REIT	493,480
		1,494,571

Utilities – 2.3%
4,025	American Water Works
	Company, Inc.	419,647
8,695	Avangrid, Inc.	437,793
		857,440

TOTAL COMMON STOCKS
(Cost $25,148,629)		35,064,355

SHORT-TERM INVESTMENTS – 4.2%

MONEY MARKET FUNDS – 4.2%
1,534,385	First American
	Treasury Obligations
	Fund – Class X,
	2.370%[2]	1,534,385

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,534,385)		1,534,385

TOTAL INVESTMENTS – 99.7%
(Cost $26,683,014)		36,598,740
Other Assets in
Excess of Liabilities – 0.3%		103,376
NET ASSETS – 100.0%		$36,702,116

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2019.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2019 (Unaudited)

	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $198,340,258
and $26,683,014, respectively)	$232,928,831	$36,598,740
Receivables:
Fund shares sold	585,488	96,792
Dividends and interest	1,370,840	39,598
Prepaid expenses	20,639	22,555
Total assets	234,905,798	36,757,685

LIABILITIES
Payables:
Fund shares redeemed	1,049,654	—
Investment securities purchased	530,550	—
Investment advisory fees, net	158,828	16,797
Administration & accounting fees	47,504	13,265
Custody fees	22,283	819
Audit fees	10,960	10,959
Reports to shareholders	9,319	5,872
Miscellaneous expenses	5,639	1,965
Transfer agent fees	4,488	1,664
Trustee fees	2,932	2,258
Chief Compliance Officer fees	1,971	1,970
Registration fees	472	—
Total Liabilities	1,844,600	55,569
NET ASSETS	$233,061,198	$36,702,116

COMPONENTS OF NET ASSETS
Paid-in capital	$206,820,386	$26,907,409
Total distributable earnings	26,240,812	9,794,707
Net assets	$233,061,198	$36,702,116
Net assets value (unlimited shares authorized):
Net assets	$233,061,198	$36,702,116
Shares of beneficial interest
issued and outstanding	8,127,418	879,070
Net asset value, offering and
redemption price per share	$28.68	$41.75

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2019 (Unaudited)

	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $271,099
and $3,586, respectively)	$2,112,497	$308,540
Interest	48,668	8,326
Total investment income	2,161,165	316,866
Expenses:
Investment advisory fees	911,225	125,615
Administration & accounting fees	110,392	34,246
Custody fees	45,643	3,348
Transfer agent fees	27,212	7,932
Professional fees	13,771	13,713
Registration fees	13,698	10,989
Miscellaneous expenses	12,203	4,860
Trustee fees	7,114	5,580
Printing and mailing expenses	6,169	1,056
Chief Compliance Officer fees	4,860	4,860
Insurance expenses	1,577	1,516
Interest expenses	—	53
Total expenses	1,153,864	213,768
Less: fees waived	—	(46,280)
Net expenses	1,153,864	167,488
Net investment income	1,007,301	149,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(530,702)	34,908
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(12,585,900)	(1,111,314)
Net realized and unrealized loss on
investments and foreign currency	(13,116,602)	(1,076,406)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,109,301)	$(927,028)

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2019	September 30,
	(Unaudited)	2018
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,007,301	$3,319,832
Net realized gain (loss) on investments
and foreign currency	(530,702)	5,201,562
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(12,585,900)	(3,484,681)
Net increase (decrease) in net assets
resulting from operations	(12,109,301)	5,036,713

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,076,545)	(2,711,755)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	(2,447,038)	29,144,590
Total increase (decrease) in net assets	(17,632,884)	31,469,548

NET ASSETS
Beginning of period/year	250,694,082	219,224,534
End of period/year	$233,061,198	$250,694,082

[1]	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2019		Year Ended
	(Unaudited)		September 30, 2018
	Shares	Value	Shares	Value
Shares sold	874,734	$24,018,080	2,031,087	$62,575,673
Shares issued to holders
in reinvestment
of distributions	75,825	1,976,764	72,348	2,205,870
Shares redeemed[2]	(1,039,875)	(28,441,882)	(1,159,820)	(35,636,953)
Net increase (decrease)	(89,316)	$(2,447,038)	943,615	$29,144,590
Beginning shares	8,216,734		7,273,119
Ending shares	8,127,418		8,216,734

[2]	Net of redemption fees of $15,888 and $15,058, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2019	September 30,
	(Unaudited)	2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$149,378	$229,535
Net realized gain on investments
and foreign currency	34,908	1,387,991
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(1,111,314)	2,253,716
Net increase (decrease) in net assets
resulting from operations	(927,028)	3,871,242

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,601,302)	(1,070,297)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	3,049,536	(414,192)
Total increase in net assets	521,206	2,386,753

NET ASSETS
Beginning of period/year	36,180,910	33,794,157
End of period/year	$36,702,116	$36,180,910

[1]	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2019		Year Ended
	(Unaudited)		September 30, 2018
	Shares	Value	Shares	Value
Shares sold	78,852	$3,166,851	106,611	$4,589,796
Shares issued to holders
in reinvestment
of distributions	35,793	1,324,343	22,766	975,980
Shares redeemed[2]	(36,329)	(1,441,658)	(137,714)	(5,979,968)
Net increase (decrease)	78,316	$3,049,536	(8,337)	$(414,192)
Beginning shares	800,754		809,091
Ending shares	879,070		800,754

[2]	Net of redemption fees of $9,157 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2019	Year Ended September 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning
of period/year	$30.51	$30.14	$26.12	$24.17	$27.86	$28.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.12	0.42	0.35	0.35	0.31	0.69
Net realized and unrealized
gain (loss) on investments	(1.58)	0.31	4.07	1.88	(3.01)	(0.21)
Total from operations	(1.46)	0.73	4.42	2.23	(2.70)	0.48

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.37)	(0.36)	(0.40)	(0.28)	(0.52)	(0.49)
Distributions from net
realized gain	—	—	—	—	(0.47)	(0.16)
Total distributions	(0.37)	(0.36)	(0.40)	(0.28)	(0.99)	(0.65)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of period/year	$28.68	$30.51	$30.14	$26.12	$24.17	$27.86
Total return	(4.66)%[3]	2.43%	17.26%	9.26%	(9.96)%	1.65%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$233,061	$250,694	$219,225	$195,332	$179,484	$205,335
Ratios to average net assets:
Expenses before fees
waived/recouped	1.01%[4]	1.04%	1.13%	1.12%	1.12%	1.09%
Expenses after fees
waived/recouped	1.01%[4]	1.04%	1.13%	1.12%	1.12%	1.17%
Net investment income
before fees
waived/recouped	0.88%[4]	1.38%	1.28%	1.40%	1.14%	2.46%
Net investment income
after fees
waived/recouped	0.88%[4]	1.38%	1.28%	1.40%	1.14%	2.38%
Portfolio turnover rate	16%[3]	26%	33%	32%	31%	24%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2019	Year Ended September 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning
of period/year	$45.18	$41.77	$36.85	$32.21	$33.88	$30.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.18	0.28	0.38	0.29	0.28	0.34
Net realized and unrealized
gain (loss) on investments	(1.58)	4.47	5.23	4.65	(1.18)	4.62
Total from operations	(1.40)	4.75	5.61	4.94	(0.90)	4.96

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.29)	(0.37)	(0.31)	(0.29)	(0.27)	(0.23)
Distributions from
net realized gain	(1.74)	(0.97)	(0.38)	(0.01)	(0.50)	(0.98)
Total distributions	(2.03)	(1.34)	(0.69)	(0.30)	(0.77)	(1.21)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	—
Net asset value,
end of period/year	$41.75	$45.18	$41.77	$36.85	$32.21	$33.88
Total return	(2.51)%[3]	11.50%	21.73%	15.41%	(2.81)%	16.73%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$36,702	$36,181	$33,794	$26,482	$26,748	$23,008
Ratios to average net assets:
Expenses before
fees waived	1.28%[4]	1.30%	1.38%	1.35%	1.39%	1.65%
Expenses after
fees waived	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income
before fees waived	0.62%[4]	0.34%	0.61%	0.49%	0.42%	0.39%
Net investment income
after fees waived	0.89%[4]	0.64%	0.99%	0.84%	0.81%	1.04%
Portfolio turnover rate	15%[3]	27%	22%	29%	26%	21%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Annualized.
[4]	Not annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality, sustainable and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2019. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$ 12,440,355	$—	$ 12,440,355
Consumer
Discretionary	3,951,867	15,980,926	—	19,932,793
Consumer Staples	8,495,693	15,780,511	—	24,276,204
Energy	3,372,944	2,722,187	—	6,095,131
Financials	—	45,033,098	—	45,033,098
Health Care	15,899,671	17,564,817	—	33,464,488
Industrials	—	32,185,710	—	32,185,710
Information
Technology	9,344,667	12,156,968	—	21,501,635
Materials	2,226,445	17,086,896	—	19,313,341
Real Estate	—	7,686,863	—	7,686,863
Utilities	—	6,910,230	—	6,910,230
Total Common Stocks	43,291,287	185,548,561	—	228,839,848
Short-Term
Investments	4,088,983	—	—	4,088,983
Total Investments
in Securities	$47,380,270	$185,548,561	$—	$232,928,831

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$35,064,355	$—	$—	$35,064,355
Short-Term
Investments	1,534,385	—	—	1,534,385
Total Investments
in Securities	$36,598,740	$—	$—	$36,598,740

The U.S. Equity Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At fiscal year-end September 30, 2018, the Funds had no post-October losses or late year losses. At fiscal year-end September 30, 2018, the International Fund had total capital loss carryforwards of $6,604,118, which consisted of short-term capital loss carryforwards of $4,494,918 and long-term capital loss carryforwards of $2,109,200. The U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of March 31, 2019, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2019, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the six months ended March 31, 2019.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the six months ended March 31, 2019, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees, on behalf of the Funds, upon sixty days written notice to the Advisor. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At March 31, 2019, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the U.S. Equity Fund that may be reimbursed was $322,175. For the six months ended March 31, 2019, the Adviser did not waive any fees or reimburse expenses for the International Fund. The Advisor may recapture a portion of the above amount no later than the dates stated on the following page:

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2019	$55,076
September 30, 2020	112,344
September 30, 2021	108,475
September 30, 2022	46,280

The amount of fees and expenses waived and reimbursed by the Advisor during the six months ended March 31, 2019 are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended March 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

  For the six months ended March 31, 2019, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$37,363,326	$36,346,754
U.S. Equity Fund	5,668,864	4,899,165

For the six months ended March 31, 2019, there were no purchases or sales of U.S. Government obligations in the Funds.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid by the Funds during the six months ended March 31, 2019 (estimated) and the year ended September 30, 2018 were as follows:

	Six Months
	Ended	Year Ended
	March 31, 2019	2018
International Fund
Ordinary Income	$3,076,545	$2,711,755
Long-term capital gain	—	—
U.S. Equity Fund
Ordinary Income	$226,866	$293,945
Long-term capital gain	1,374,436	776,352

The components of distributable earnings (losses) and cost basis of investments for federal income tax pur poses at fiscal year-end September 30, 2018 were as follows1:

International Fund
Cost of investments	$201,296,376
Gross tax unrealized appreciation	57,249,910
Gross tax unrealized depreciation	(12,295,679)
Gross tax unrealized appreciation	44,954,231
Undistributed ordinary income	3,076,545
Undistributed long-term capital gain	—
Total distributable earnings	3,076,545
Other accumulated losses	(6,604,118)
Total accumulated gains	$41,426,658

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Unaudited) (Continued)

U.S. Equity Fund
Cost of investments	$24,406,038
Gross tax unrealized appreciation	11,541,162
Gross tax unrealized depreciation	(574,218)
Gross tax unrealized appreciation	10,966,944
Undistributed ordinary income	153,237
Undistributed long-term capital gain	1,202,996
Total distributable earnings	1,356,233
Other accumulated losses	(140)
Total accumulated gains	$12,323,037

[1]
The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment company securities.

NOTE 6 – CREDIT FACILITY

  U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the six months ended March 31, 2019 are disclosed in the Statements of Operations, if applicable. Credit facility activity for the six months ended March 31, 2019, was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	39,000
Average balance when in use	—	39,000
Credit facility outstanding as of
March 31, 2019	—	—
Average interest rate	—	5.25%

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2019 (Unaudited)

As a shareholder of the International Fund and U.S. Equity Fund (each a “Fund” and together the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/18 – 3/31/19).

Actual Expenses

The “Actual” line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so,

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2019 (Unaudited) (Continued)

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/18	3/31/19	10/1/18 – 3/31/19[1]
Actual	$1,000.00	$ 953.40	$4.92
Hypothetical (5% return
before expenses)	1,000.00	1,019.90	5.09

[1]
Expenses are equal to the annualized expense ratio for the most recent six-month period of 1.01% multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/18	3/31/19	10/1/18 – 3/31/19[2]
Actual	$1,000.00	$ 974.90	$4.92
Hypothetical (5% return
before expenses)	1,000.00	1,019.95	5.04

[2]
Expenses are equal to the annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

  The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date    June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date    June 4, 2019

By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich
Treasurer/Principal Financial Officer

Date    June 6, 2019